Scudder
Global
Fund

Annual Report
June 30, 1998

Pure No-Load (TM) Funds


For investors seeking long-term growth of capital from a professionally managed portfolio consisting primarily of global equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                               Scudder Global Fund

--------------------------------------------------------------------------------
Date of Inception:  7/23/86  Total Net Assets as of       Ticker Symbol:  SCOBX
                             6/30/98: $1.77 billion
--------------------------------------------------------------------------------

o For the fiscal year ended June 30, 1998, Scudder Global Fund provided a total return of 14.93%, compared to the 17.02% of the Fund's benchmark, the unmanaged Morgan Stanley Capital International World Index.

o Worldwide, significant growth in Europe and the United States was tempered by continued deterioration in Southeast Asian markets and the recession in Japan.

o The portfolio's 55% weighting in Europe has allowed the portfolio to participate significantly in the European restructuring now underway.




                                Table of Contents

   3  Letter from the Fund's Chairman     20  Financial Highlights
   4  Performance Update                  21  Notes to Financial Statements
   5  Portfolio Summary                   25  Report of Independent Accountants
   6  Portfolio Management Discussion     26  Tax Information
  10  Glossary of Investment Terms        28  Officers and Directors
  11  Investment Portfolio                29  Investment Products and Services
  17  Financial Statements                30  Scudder Solutions


                            2 - Scudder Global Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report for Scudder Global Fund for the fiscal year ended June 30, 1998.

     During the period covered by this report, the U.S. economy enjoyed ongoing strength, including a still-climbing stock market, a strong dollar, high consumer confidence, and low unemployment. Earlier this year the Federal Reserve worried that the U.S. economy was growing too rapidly, but so far the Fed has left interest rates unchanged. Bond prices generally rose during the period and the 30-year Treasury bond yield declined to a new low.

     For its most recent fiscal year ended June 30, 1998, the Fund provided a positive total return of 14.93%. For more detail on the events of the past 12 months and the managers' outlook for the year ahead, please turn to the discussion beginning on page 6.

     For those of you interested in new Scudder products and services, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of non-U.S. companies with high growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. For further information on these new funds, please call 1-800-225-2470.

     Thank you for choosing Scudder Global Fund to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call us at the number above, or visit our Web site at http://funds.scudder.com.


     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Global Fund


                            3 - Scudder Global Fund

PERFORMANCE UPDATE as of June 30, 1998
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                       Total Return
Period     Growth     --------------
Ended        of                Average
6/30/98   $10,000   Cumulative  Annual
---------------------------------------
SCUDDER GLOBAL FUND
---------------------------------------
1 Year    $ 11,493      14.93%   14.93%
5 Year    $ 20,646     106.46%   15.60%
10 Year   $ 37,669     276.69%   14.18%
---------------------------------------
MSCI WORLD INDEX
---------------------------------------
1 Year    $ 11,702      17.02%   17.02%
5 Year    $ 20,671     106.71%   15.62%
10 Year   $ 28,821     188.21%   11.16%
---------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30, 1998

SCUDDER GLOBAL FUND
Year                Amount
---------------------------
'88                 $10,000
'89                 $12,390
'90                 $14,869
'91                 $14,096
'92                 $16,081
'93                 $18,245
'94                 $20,616
'95                 $22,494
'96                 $26,240
'97                 $32,776
'98                 $37,669

MSCI WORLD INDEX
Year                Amount
---------------------------
'88                 $10,000
'89                 $11,247
'90                 $12,047
'91                 $11,457
'92                 $11,941
'93                 $13,943
'94                 $15,369
'95                 $17,007
'96                 $20,143
'97                 $24,628
'98                 $28,821

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1989      1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 17.64   $ 20.36  $ 18.06  $ 19.56  $ 21.63  $ 23.93  $ 25.64  $ 28.73  $ 33.67  $ 32.41
INCOME
DISTRIBUTIONS.....   $   .14   $   .20  $   .37  $   .31  $   .16  $   .24  $   .11  $   .25  $   .28  $   .88
CAPITAL GAINS
DISTRIBUTIONS.....   $   .08   $   .55  $   .83  $   .66  $   .34  $   .26  $   .34  $   .84  $  1.53  $  4.58
FUND TOTAL
RETURN (%)........     23.90     20.00    -5.20    14.09    13.45    12.99     9.11    16.65    24.91    14.93
INDEX TOTAL
RETURN (%)........     12.48      7.09    -4.90     4.22    16.75    10.23    10.67    18.44    22.27    17.02

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                            4 - Scudder Global Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL
(EXCLUDES CASH EQUIVALENTS AND BONDS)
---------------------------------------------------------------------------
Europe                             55%
United States                      27%
Japan                               6%
Pacific Basin                       4%
Latin America                       3%
Other                               5%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Our largest portfolio theme was
European restructuring, which has
been a major contributor to
returns.

--------------------------------------------------------------------------
SECTOR
(EXCLUDES CASH EQUIVALENTS AND BONDS)
--------------------------------------------------------------------------
Financial                          28%
Manufacturing                      20%
Technology                          8%
Health                              6%
Consumer Staples                    6%
Energy                              5%
Service Industries                  5%
Utilities                           5%
Metals & Minerals                   4%
Other                              13%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio remained
overweighted in the financial
sector, while reducing its
weighting in utilities.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(17% OF PORTFOLIO)
--------------------------------------------------------------------------
 1.   RWE AG
      Producer and marketer of petroleum
      and chemical products in Germany
 2.   MUENCHENER RUECKVERSICHERUNGS-
      GESELLSCHAFT AG
      Insurance company in Germany
 3.   NOVARITS AG
      Pharmaceutical company in Switzerland
 4.   UNILEVER PLC
      Manufacturer of branded and packaged
      consumer goods, food, detergents and
      personal care products in the
      United Kingdom
 5.   INTERNATIONAL BUSINESS MACHINES
      CORP.
      Principal manufacturer and servicer of
      business and computing machines in the
      United States
 6.   VEBA AG
      Electric utility, distributor of oil
      and chemicals in Germany
 7.   US AIRWAYS GROUP
      Major airline in the United States
 8.   BAYER AG
      Leading chemical producer in Germany
 9.   SAP AG
      Computer software manufacturer in
      Germany
10.   ALLIANZ AG
      Multi-line insurance company in Germany

More than half of the portfolio's
top ten holdings at the end of the
period were in German
corporations.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                            5 - Scudder Global Fund

                         Portfolio Management Discussion
Dear Shareholders,

National equity markets diverged markedly in the first half of 1998, with significant advances in U.S. and European markets being tempered by continued declines in Asia. For its fiscal year ended June 30, 1998, Scudder Global Fund provided a total return of 14.93%. The Fund's benchmark, the unmanaged Morgan Stanley Capital International (MSCI) World Index, returned 17.02% (all returns are reported in terms of U.S. dollars) for the same period.

                               Market Environment

At the end of the first quarter of 1998, a combination of International Monetary Fund financing and government restructuring moves had helped stem the fourth quarter's deterioration in the Asian markets. This stability was short-lived, however, as rapidly deteriorating Asian economic fundamentals and a sliding yen led to further market declines. Meanwhile, President Clinton's visit to China highlighted that country's importance to the United States and the changing politics of Asia. In our view, China has what U.S. investors need -- a useful home for investment capital. Japan does not.

Domestically, the infatuation with large growth stocks continued, leading the U.S. stock market up almost 18% year-to-date. However, corporate profit growth in the United States has slowed to a crawl. While the Asian crisis, a high dollar, and pricing pressures are often cited as reasons, the slowdown looks suspiciously like the maturing of an economic cycle. Record numbers of takeovers and mergers indicate a move by corporations to dominate their markets. These events beg the question: will the earnings growth demanded by investors be achieved via further cost cutting or volume growth?

The real star so far in 1998 has been Continental Europe, with the MSCI Europe Index up 26.5% year-to-date. The current situation has certainly changed since the days of the so-called "Eurosclerosis." A friendly interest rate environment has been created to facilitate the completion of the European Monetary Union
(EMU) arrangements which will give 11 countries one currency on January 1, 1999. The confirmation of Italy and Spain's inclusion in EMU set off sizable rallies in these markets, propelling the MSCI Italy Index up 33.2% and the MSCI Spain Index up 43.9% in the last six months. These increases seem to have occurred as investors realized the benefits of broader European, rather than local, monetary policy. Equally important, however, is the perception of investors that European corporations are rapidly developing a new view of the world. Learning lessons from the U.S. revival, these corporations seem to be striving to use their resources more efficiently -- an imperative if the living standards of Europe's aging population are to be maintained.

Japan's stock market has continued to languish, with the MSCI Japan Index dropping 2.6% in the first six months of 1998. The recently confirmed economic recession in Japan is pressuring the already debilitated banking system and demands further government intervention in the system. In the short term, the choice is between enforcing outright loss on the banks and their customers or wholesale money printing, which could lead to a devaluing currency and


                            6 - Scudder Global Fund
inflation. This unattractive but necessary choice continues to be deferred. Longer term, Japan can choose between freer markets or the continuation of an economy where social harmony is a different goal than economic gain. Against this backdrop of unresolved tangle, it is little surprise that Japanese securities have become relatively cheaper.

                               Portfolio Strategy

On June 30, 1998, the portfolio was 55% invested in Europe, 27% in the United States, 4% in the Asia/Pacific (excluding Japan) region, and 14% in Latin America, Canada, and other countries.

With respect to themes, European restructuring remains the largest theme within our portfolio and has been a major contributor to returns. We foresee this continuing for some years to come, as its ideas are now well appreciated by investors. The largest concentration in the restructuring theme is in German chemical/pharmaceutical giants and the German utility/conglomerates which are responding to the deregulation of the European electricity industry. Recently we added the French auto company Peugeot, which has new leadership, a strong profit outlook, and new appeal in the context of what appears to be a consolidating global auto industry.

Influenced by valuation, our second most heavily weighted theme is entitled "Secure Streams of Income." We anticipate that the same generation that inflated house prices in the 1980s and stock prices in the 1990s will choose to lock in their gains and opt for security as they approach retirement. In our last report, we discussed our investments in


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:

World Stock Market Returns

CHART PERIOD:

 Twelve months ended June 30, 1998

CHART DATA:

 -----------------------------------------------
 Finland                                 65.33%
 Italy                                   62.21%
 Spain                                   49.49%
 Germany                                 45.64%
 France                                  42.23%
 Switzerland                             32.34%
 Denmark                                 31.07%
 U.S.                                    29.97%
 U.K.                                    29.89%
 Sweden                                  27.18%
 Netherlands                             26.66%
 Czech Republic                           4.13%
 Norway                                  -3.43%
 Mexico                                  -8.42%
 Australia                              -14.64%
 Brazil                                 -30.55%
 Japan                                  -31.84%
 Hong Kong                              -48.39%
 Singapore                              -57.77%
 Philippines                            -59.36%
 Korea                                  -68.47%
 Thailand                               -72.34%
 Malaysia                               -74.64%
 Indonesia                              -89.71%
 -----------------------------------------------

Source: Morgan Stanley Capital International indices in U.S. dollars.

                            7 - Scudder Global Fund

U.S. Treasury bonds and electric utilities. More recently we have added Lockheed Martin, whose profits are underpinned by an increasing defense budget and a strong internal efficiency plan. We have recently initiated a position in American Greetings, whose long record of success should be enhanced by some new product initiatives. Equity Residential Properties, a real estate investment trust with national coverage, was also added.

Elsewhere, life insurance investments in our "First World Savings" theme, which are principally in Europe, have continued to appreciate and are now valued on their brand names and distribution systems rather than on the basis of the assets on their balance sheets. Currently, we view this part of the portfolio as a source of funds. The portfolio's emerging market investments have done poorly in recent months, and since the beginning of the year, our weighting in the emerging markets has dropped slightly. While these investments are at the riskier end of the risk-reward spectrum, we remind ourselves that it is only here that the huge amounts of wealth that are being generated today can be absorbed.

The portfolio's largest positions include the Swiss pharmaceutical firm Novartis, the German industrial conglomerate RWE, and the U.K.-based consumer product firm Unilever.

                                     Outlook

The key question for the portfolio management team is whether our European-oriented themes are nearing maturity given the market's enthusiasm for these stocks and their resulting valuations. The valuations of some insurance stocks, for instance, have begun to reflect a great deal of optimism on the


                            8 - Scudder Global Fund
growth rate and profitability of new policies, as well as on the possibility of takeovers. In part, our response to this challenge has been, together with the Scudder Kemper Investments analysts, to focus on identifying those companies whose valuations fully reflect their restructuring or earnings potential, making them potential sell candidates. Value remains in most of our holdings, but in some it is eroding. Ultimately, however, the best judge of value is the attractiveness of alternative investments, and the search for these, as always, prompts us to examine what is going on in the broader global context.

In our view, the global environment is one characterized by a particularly powerful long-term demographic trend -- one which is oversupplying the world with capital. Going forward, we expect this imbalance to have important implications for many of our themes, particularly "Secure Streams of Income." Positioning the portfolio ahead of these expected events remains a primary focus of the portfolio management team.

Sincerely,
Your Portfolio Management Team


/s/William E. Holzer       /s/Diego Espinosa

William E. Holzer          Diego Espinosa


/s/Nicholas Bratt

Nicholas Bratt


                              Scudder Global Fund:
                          A Team Approach to Investing

  Scudder Global Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for Scudder Global Fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 21 years' experience in global investing, joined the Adviser in 1980. Diego Espinosa, Portfolio Manager, joined the team in 1997 and the Adviser in 1996. Mr. Espinosa is also responsible for development of the Fund's strategy and management of the portfolio on a daily basis. Mr. Espinosa has seven years of investment industry experience. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined the Adviser in 1976 and the team in 1993.


                            9 - Scudder Global Fund

                          Glossary of Investment Terms


 CURRENCY DEVALUATION             A significant decline of a currency's value
                                  relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For
                                  U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return.

 EXCHANGE RATE                    The price at which one country's currency is
                                  exchangeable for another currency. Currencies represent a store of value in the economic, political, and financial health of the home country. Changes in its value add to or subtract from an investor's return.

 FUNDAMENTAL RESEARCH             Analysis of a company's financial statements
                                  to project future stock price changes.
                                  Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.
                                  "Large-cap" stocks tend to be more liquid and less volatile, while "small-cap" stocks have greater potential earnings growth and are typically more volatile.

 PRICE/EARNINGS RATIO             A widely used gauge of a stock's valuation
 (also "P/E" or "earnings         that indicates what investors are paying for
 multiple")                       a company's earnings on a per share basis. A
                                  high earnings multiple indicates a high
                                  expected growth rate and greater risk; a lower multiple is associated with mature or out-of-favor companies, and lower stock price volatility.

 TRANSPARENCY                     The degree to which investors can evaluate
                                  whether a company is managed in the interests of shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                            10 - Scudder Global Fund

                    Investment Portfolio as of June 30, 1998

                                                                                                Principal            Market
                                                                                             Amount ($) (c)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%
  to be repurchased at $40,921,535 on 7/1/1998, collateralized by a $40,906,000                                  -------------
  U.S. Treasury Note, 3.625%, 1/15/2008 (Cost $40,915,000) ..............................     40,915,000            40,915,000
                                                                                                                 -------------

Bonds 9.1%
------------------------------------------------------------------------------------------------------------------------------
Japan 0.6%
SB Treasury Company LLC, 9.4% to 6/30/2008, variable rate to 12/29/2049 .................     11,000,000            10,945,000
                                                                                                                 -------------
United Kingdom 2.8%
United Kingdom Treasury Bond, 8.5%, 7/16/2007 .........................................GBP    21,798,000            42,816,623
United Kingdom Treasury Bond, 3.5%, 12/29/2049 ........................................GBP     6,014,200             6,178,887
                                                                                                                 -------------
                                                                                                                    48,995,510
                                                                                                                 -------------
United States 5.7%
U.S. Treasury Bond, 6.375%, 8/15/2027 ...................................................     43,315,000            47,565,068
U.S. Treasury Separate Trading of Registered Interest and Principal of Securities
  (Principal only), 8/15/2021 ...........................................................    195,700,000            52,226,459
                                                                                                                 -------------
                                                                                                                    99,791,527
------------------------------------------------------------------------------------------------------------------------------
Total Bonds (Cost $146,542,048)                                                                                    159,732,037
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 88.5%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.9%
Electricidad Argentina S.A. "A" (ADS)* (Electric utility) (b) ...........................        253,143             3,797,145
YPF S.A. "D" (ADR) (Petroleum company) ..................................................        422,300            12,695,394
                                                                                                                 -------------
                                                                                                                    16,492,539
                                                                                                                 -------------
Australia 1.7%
Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel) ........................        811,800             6,878,576
Foster's Brewing Group, Ltd. (Leading brewery) ..........................................      3,682,700             8,686,940
WMC Ltd. (Mineral exploration and production) ...........................................        269,200               812,135
Woodside Petroleum Ltd. (Major oil and gas producer) ....................................      2,763,700            13,827,472
                                                                                                                 -------------
                                                                                                                    30,205,123
                                                                                                                 -------------
Austria 0.4%
Flughafen Wien AG (Operator of terminals and facilities at Vienna International
  Airport) ..............................................................................        146,900             7,051,200
                                                                                                                 -------------
Bermuda 1.1%
EXEL Ltd. (ADR) (Provider of liability insurance) .......................................        142,700            11,103,844
Mid Ocean, Ltd. (Property and casualty insurance company) ...............................         92,250             7,241,625
                                                                                                                 -------------
                                                                                                                    18,345,469
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                            11 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Brazil 1.7%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) .........................        605,400             6,924,263
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ..............     16,940,000            10,545,848
Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining and industrial complex) ...........        621,200            12,675,907
                                                                                                                 -------------
                                                                                                                    30,146,018
                                                                                                                 -------------
Canada 2.7%
BCE, Inc. (Telecommunication services) ..................................................        235,000             9,957,018
Canadian National Railway Co. (Railroad operator) .......................................        261,400            13,891,122
Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) .........        492,656            13,860,187
Molson Cos., Ltd. "A" (Brewery) .........................................................        484,000             8,798,206
                                                                                                                 -------------
                                                                                                                    46,506,533
                                                                                                                 -------------
China 0.5%
American Standard China "B"* (Plumbing products) (b) ....................................            526             5,260,000
Huaneng Power International, Inc. Series "N" (ADR)* (Developer and operator of
  large coal-fired power plants) ........................................................        319,300             4,290,594
                                                                                                                 -------------
                                                                                                                     9,550,594
                                                                                                                 -------------
France 5.2%
AXA S.A. (Insurance group providing insurance, finance and real estate services) ........        166,205            18,694,179
Assurances Generales de France (Health, life, and liability insurance) ..................        293,957            16,633,755
Canal Plus (Leading pay television network) .............................................         51,486             9,623,233
Michelin "B" (Leading tire manufacturer) ................................................        251,493            14,517,931
PSA Peugeot Citroen (Manufacturer of automobiles and light commercial vehicles) .........         65,670            14,120,945
Rhodia S.A.* (Drug manufacturer and chemicals specialist) ...............................         41,138             1,147,240
Schneider S.A. (Manufacturer of electronic components and automated manufacturing
   systems) .............................................................................        200,480            15,986,802
                                                                                                                 -------------
                                                                                                                    90,724,085
                                                                                                                 -------------
Germany 19.2%
Allianz AG (Multi-line insurance company) ...............................................         82,017            27,359,468
Allianz AG (New) ........................................................................          2,412               797,914
BASF AG (Leading international chemical producer) .......................................        424,799            20,201,600
BHF-Bank AG (Universal banking services) ................................................        201,800             7,688,578
Bayer AG (Leading chemical producer) ....................................................        551,474            28,565,384
Bayerische Vereinsbank AG (Commercial bank) .............................................        316,463            26,852,363
Commerzbank AG (Worldwide multi-service bank) ...........................................        222,386             8,472,905
Deutsche Telekom AG (Telecommunication services) ........................................        329,341             9,022,791
Deutsche Telekom AG (ADR) ...............................................................        241,700             6,646,750
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) ............         63,043             5,226,924
Hoechst AG (Chemical producer) ..........................................................        512,301            25,783,388

    The accompanying notes are an integral part of the financial statements.


                            12 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG (Insurance company) .......................         20,234             7,226,629
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) ..............................         52,343            26,009,665
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ................        644,114            38,150,667
SAP AG (pfd.) (Computer software manufacturer) ..........................................         41,867            28,443,044
Schering AG (Pharmaceutical and chemical producer) ......................................        145,918            17,196,337
VEBA AG (Electric utility, distributor of oil and chemicals) ............................        430,095            28,944,918
VIAG AG (Provider of electrical power and natural gas services, aluminum products,
  chemicals, ceramics and glass) ........................................................         34,476            23,746,883
                                                                                                                 -------------
                                                                                                                   336,336,208
                                                                                                                 -------------
Ghana 0.0%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) ..............................         27,194               220,951
                                                                                                                 -------------
Hong Kong 1.2%
Cheung Kong Holdings Ltd. (Real estate company) .........................................        648,000             3,194,837
Citic Pacific Ltd. (Diversified holding company) ........................................      3,230,000             5,773,813
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ....................      1,795,000             9,452,246
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) .............      1,693,751             3,279,074
                                                                                                                 -------------
                                                                                                                    21,699,970
                                                                                                                 -------------
Hungary 0.2%
The First Hungary Fund Limited "A"* (Investment company) ................................          3,619             4,342,800
                                                                                                                 -------------
India 0.0%
Housing Development Finance Corp. Ltd. (Housing finance provider to individuals,
  corporations and developers) ..........................................................            340                24,000
                                                                                                                 -------------
Italy 0.8%
Istituto Nazionale delle Assicurazioni (Insurance company) ..............................      5,032,900            14,304,852
                                                                                                                 -------------
Japan 5.0%
Canon Inc. (Leading producer of visual image and information equipment) .................        378,000             8,620,765
Daiwa Securities Co., Ltd. (Brokerage and other financial services) .....................      1,192,000             5,152,215
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
  electronic products) ..................................................................        788,000            12,722,560
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery parts) .....      1,024,000            10,238,517
Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ...................        120,340             8,224,802
Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) ......      1,182,000            13,820,808
Ono Pharmaceutical Co., Ltd. (Producer of medicines for human and veterinary uses) ......        141,000             3,389,227
Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized firms) ............         29,800             7,357,226
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining company) ........      1,427,000             5,816,688
The Nichido Fire & Marine Insurance Co., Ltd. (Property and casualty insurance company) .      1,005,000             5,275,304

    The accompanying notes are an integral part of the financial statements.


                            13 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) .............        342,000             7,155,951
                                                                                                                 -------------
                                                                                                                    87,774,063
                                                                                                                 -------------
Korea 0.2%
Samsung Display Devices Co. (Leading manufacturer of CRT and picture tubes) .............         12,963               354,051
Samsung Electronics Co. Ltd. (Non-voting GDS) (Major electronics manufacturer) ..........        348,698             2,963,933
Samsung Electronics Co. Ltd. (Voting GDR) ...............................................         21,831               346,567
                                                                                                                 -------------
                                                                                                                     3,664,551
                                                                                                                 -------------
Netherlands 2.2%
AEGON Insurance Group NV (Insurance company) ............................................        252,544            21,994,926
ING Groep NV (Insurance and financial services) .........................................        240,315            15,750,607
                                                                                                                 -------------
                                                                                                                    37,745,533
                                                                                                                 -------------
Singapore 0.0%
Development Bank of Singapore (Foreign Registered) (Banking and financial services) .....          4,000                22,209
Overseas Union Bank Ltd. (Foreign registered) (Provider of banking and
  financial services) ...................................................................         10,000                21,972
                                                                                                                 -------------
                                                                                                                        44,181
                                                                                                                 -------------
South Africa 0.8%
Anglo American Platinum Corp., Ltd. (ADR) (Leading platinum producer) ...................        302,586             3,328,446
Anglo American Platinum Corp., Ltd. .....................................................         60,000               652,614
Impala Platinum Holdings Ltd. (ADR) (Mines and markets platinum group metals) ...........        468,500             4,029,100
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
  petrochemical production) .............................................................        921,600             5,338,442
                                                                                                                 -------------
                                                                                                                    13,348,602
                                                                                                                 -------------
Sweden 2.6%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) ............        509,700             7,800,226
Astra AB "A" (Free) (Pharmaceutical company) ............................................        713,233            14,583,163
Skandia Forsakrings AB (Free) (Financial conglomerate) ..................................      1,599,600            22,874,360
                                                                                                                 -------------
                                                                                                                    45,257,749
                                                                                                                 -------------
Switzerland 8.5%
Ciba Specialty Chemicals AG (Registered) (Manufacturer of chemical products for
  plastics, coatings, fibers and fabrics) ...............................................        161,271            20,740,624
Clariant AG (Registered) (Manufacturer of color chemicals) ..............................         32,159            21,215,638
Credit Suisse Group (Registered) (Provider of bank services, management services
  and life insurance) ...................................................................        117,808            26,256,488
Nestle SA (Registered) (Food manufacturer) ..............................................          9,609            20,597,513
Novartis AG (Registered) (Pharmaceutical company) .......................................         19,095            31,827,102
Swiss Reinsurance (Registered) (Life, accident and health insurance company) ............         10,774            27,292,521
                                                                                                                 -------------
                                                                                                                   147,929,886
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                            14 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
United Kingdom 10.0%
BOC Group PLC (Producer of industrial gases) ............................................      1,056,541            14,403,929
Carlton Communications PLC (Television post production products and services) ...........      2,105,894            18,811,729
General Electric Co., PLC (Manufacturer of power, communications and defense
  equipment and other various electrical components) ....................................      3,243,400            27,971,082
National Grid Group PLC (Owner and operator of electric transmission systems) ...........      2,613,920            17,632,427
Railtrack Group PLC (Operator of railway infrastructure) ................................        542,500            13,306,382
Reuters Group PLC (International news agency) ...........................................      1,607,532            18,386,058
Rio Tinto PLC (Mining and finance company) ..............................................        510,530             5,753,915
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.)
  (Petroleum producer) ..................................................................      2,152,100            15,163,985
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ..........        972,106            11,873,162
Unilever PLC (Manufacturer of branded and packaged consumer goods, food, detergents
  and personal care products) ...........................................................      2,895,900            30,849,113
                                                                                                                 -------------
                                                                                                                   174,151,782
                                                                                                                 -------------
United States 23.6%
Advanced Micro Devices Inc.* (Manufacturer of semiconductors and integrated circuits) ...        557,000             9,503,806
American Greeting Corp., "A" (Designer of greeting cards) ...............................         87,400             4,451,938
Biogen Inc.* (Biotechnology research and development) ...................................        143,820             7,047,180
Boeing Co. (Manufacturer of jet airplanes) ..............................................        331,900            14,790,294
Boston Scientific Corp.* (Developer and producer of medical devices) ....................        165,000            11,818,125
CINergy Corp. (Holding company of electrical utilities in Ohio, Indiana and Kentucky) ...        799,100            27,968,500
Charles Schwab Corp. (Discount brokerage services) ......................................        167,650             5,448,625
Duke Energy Corp. (Electric utility in the Carolinas) ...................................        165,400             9,799,950
Electronic Data Systems Corp.* (Provider of information technology services) ............        561,000            22,440,000
Enron Corp. (Major natural gas pipeline system) .........................................        354,700            19,175,969
Equity Residential Properties Trust (REIT) (Owner of apartment properties) ..............        363,300            17,234,044
First Data Corp. (Credit-card processing services) ......................................        576,800            19,214,650
Guidant Corp. (Developer and manufacturer of products used in minimally
  invasive surgery) .....................................................................        111,700             7,965,606
International Business Machines Corp. (Principal manufacturer and servicer of
  business and computing machines) ......................................................        253,640            29,121,043
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment) ..........        159,700            16,908,238
MBIA, Inc. (Insurer of municipal bonds) .................................................        353,500            26,468,313
Newmont Mining Corp. (International gold exploration and mining company) ................        221,700             5,237,663
Parametric Technology Corp.* (Mechanical design software producer) ......................        529,400            14,359,975
Praxair, Inc. (Producer of industrial gases and specialized coatings) ...................        325,900            15,256,194
Sabre Group Holdings Inc.* (Travel reservation system provider) .........................        346,200            13,155,600
Prologis Trust (REIT) (Global owner of corporate distribution facilities) ...............        219,800             5,495,000

    The accompanying notes are an integral part of the financial statements.


                            15 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sterling Commerce, Inc.* (Producer of electronic data interchange products
  and services) .........................................................................         81,600             3,957,600
Stillwater Mining Co.* (Exploration and development of mines in Montana
  producing platinum, palladium and associated metals) ..................................        472,900            12,827,413
Tele-Communications Inc. "A"* (New) (Cable TV systems and microwave services) ...........        429,800            16,520,438
Tele-Communications International, Inc. "A"* (Telecommunication and broadband
  cable television services) ............................................................        306,100             6,150,697
UNUM Corp. (Provider of disability, health and life insurance and group
  pension products) .....................................................................        468,100            25,979,550
US Airways Group, Inc.* (Major airline) .................................................        361,200            28,625,100
Williams Cos., Inc. (Gas pipeline operator, petroleum producer) .........................        487,600            16,456,500
                                                                                                                 -------------
                                                                                                                   413,378,011
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,091,116,935)                                                                        1,549,244,700
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,278,573,983) (a)                                                   1,749,891,737
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $1,287,319,520. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $462,572,217. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $540,737,850 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $78,165,633.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $9,057,145 (0.51% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated $9,690,003. These securities may also have certain restrictions as to resale.

  (c) Principal amount is stated in U.S. dollars unless otherwise noted.

Currency Abbreviation

GBP      British Pound

    The accompanying notes are an integral part of the financial statements.


                            16 - Scudder Global Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of June 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,278,573,983) ...............   $1,749,891,737
                 Cash ..................................................................          402,100
                 Receivable for investments sold .......................................       15,111,172
                 Receivable for Fund shares sold .......................................        3,680,096
                 Dividends and interest receivable .....................................        4,518,988
                 Foreign taxes recoverable .............................................        1,383,146
                 Unrealized appreciation on forward currency exchange contracts ........          198,653
                 Other assets ..........................................................           15,940
                                                                                            ----------------
                 Total assets ..........................................................    1,775,201,832
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian ......................................................        2,433,022
                 Payable for investments purchased .....................................        2,617,017
                 Payable for Fund shares redeemed ......................................        1,341,597
                 Unrealized depreciation on forward currency exchange contracts ........          425,716
                 Accrued management fee ................................................        1,347,054
                 Other payables and accrued expenses ...................................          829,684
                                                                                            ----------------
                 Total liabilities .....................................................        8,994,090
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $1,766,207,742
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ...................................       19,397,657
                 Net unrealized appreciation (depreciation) on:
                    Investments ........................................................      471,317,754
                    Foreign currency related transactions ..............................        (558,172)
                 Accumulated net realized gain .........................................       91,853,687
                 Paid-in capital .......................................................    1,184,196,816
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $1,766,207,742
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,766,207,742 / 54,499,264 shares of capital stock outstanding,
                    $.01 par value, 100,000,000 shares authorized) .....................           $32.41

    The accompanying notes are an integral part of the financial statements.


                            17 - Scudder Global Fund

                             Statement of Operations
                            year ended June 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of withholding taxes of $2,574,387) ....................    $ 26,308,042
                 Interest ..............................................................      15,319,879
                                                                                            ----------------
                                                                                              41,627,921
                                                                                            ----------------
                 Expenses:
                 Management fee ........................................................      15,502,974
                 Services to shareholders ..............................................       4,366,811
                 Custodian and accounting fees .........................................       1,346,108
                 Directors' fees .......................................................          64,604
                 Reports to shareholders ...............................................         369,994
                 Legal .................................................................          35,644
                 Auditing ..............................................................         110,033
                 Registration fees .....................................................          44,853
                 Other .................................................................         180,148
                                                                                            ----------------
                                                                                              22,021,169
                --------------------------------------------------------------------------------------------
                 Net investment income                                                        19,606,752
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...........................................................     196,385,956
                 Foreign currency related transactions .................................      16,473,631
                                                                                            ----------------
                                                                                             212,859,587
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ...........................................................       2,598,086
                 Foreign currency related transactions .................................      (4,768,271)
                                                                                            ----------------
                                                                                              (2,170,185)
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                  210,689,402
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $230,296,154
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            18 - Scudder Global Fund

                       Statements of Changes in Net Assets

                                                                                Years Ended June 30,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $  19,606,752     $   8,405,280
                 Net realized gain (loss) from investment transactions .    212,859,587       149,183,592
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..........     (2,170,185)      167,660,881
                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .........................................    230,296,154       325,249,753
                                                                         ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .................................    (41,122,886)      (13,198,024)
                                                                         ----------------  ----------------
                 Net realized gains from investment transactions .......   (214,025,939)      (72,385,950)
                                                                         ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................    528,099,294       286,843,471
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ......................    242,394,548        80,805,423
                 Cost of shares redeemed ...............................   (583,899,199)     (370,563,589)
                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................    186,594,643        (2,914,695)
                                                                         ----------------  ----------------
                 Increase (decrease) in net assets .....................    161,741,972       236,751,084
                 Net assets at beginning of period .....................  1,604,465,770     1,367,714,686
                 Net assets at end of period (including undistributed
                    net investment income of $19,397,657 and             ----------------  ----------------
                    $21,810,028, respectively) ......................... $1,766,207,742    $1,604,465,770
                                                                         ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Shares outstanding at beginning of period .............     47,646,208        47,606,518
                                                                         ----------------  ----------------
                 Shares sold ...........................................     16,505,655         9,673,152
                 Shares issued to shareholders in reinvestment of
                    distributions ......................................      8,610,819         2,905,119
                 Shares redeemed .......................................    (18,263,418)      (12,538,581)
                                                                         ----------------  ----------------
                 Net increase (decrease) in Fund shares ................      6,853,056            39,690
                                                                         ----------------  ----------------
                 Shares outstanding at end of period ...................     54,499,264        47,646,208
                                                                         ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                            19 - Scudder Global Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     Years Ended June 30,
                                                                   1998(a)     1997(a)      1996        1995      1994(a)
----------------------------------------------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------------
Net asset value, beginning of period ..........................   $ 33.67     $ 28.73    $ 25.64     $ 23.93     $ 21.63
                                                                 -----------------------------------------------------------
Income from investment operations:
Net investment income .........................................       .38         .17        .24         .25         .23
Net realized and unrealized gain (loss) on investments ........      3.82        6.58       3.94        1.91        2.57
                                                                 -----------------------------------------------------------
Total from investment operations ..............................      4.20        6.75       4.18        2.16        2.80
                                                                 -----------------------------------------------------------
Less distributions from:
Net investment income .........................................      (.88)       (.28)      (.25)       (.11)       (.24)
Net realized gains from investment transactions ...............     (4.58)      (1.53)      (.84)       (.34)       (.26)
                                                                 -----------------------------------------------------------
Total distributions ...........................................     (5.46)      (1.81)     (1.09)       (.45)       (.50)
                                                                 -----------------------------------------------------------

                                                                 -----------------------------------------------------------
Net asset value, end of period ................................   $ 32.41     $ 33.67    $ 28.73     $ 25.64     $ 23.93
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..............................................     14.93       24.91      16.65        9.11       12.99
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................     1,766       1,604      1,368       1,168       1,096
Ratio of operating expenses to average daily net assets (%) ...      1.34        1.37       1.34        1.38        1.45
Ratio of net investment income to average daily net
  assets (%) ..................................................      1.19         .59        .84        1.03         .97
Portfolio turnover rate (%) ...................................      51.3        40.5       29.1        44.4        59.7

(a) Per share amounts have been calculated using weighted average shares outstanding.


                            20 - Scudder Global Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (formerly Scudder Global Fund, Inc.), a Maryland corporation (the "Corporation") registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                            21 - Scudder Global Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.


                            22 - Scudder Global Fund

                      B. Purchases and Sales of Securities

For the year ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $630,003,661 and $693,632,315, respectively. Purchases and sales of U.S. Government obligations aggregated $201,632,151 and $114,322,079, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, .95% of the next $500,000,000 of such assets, 0.90% of such assets in excess of $1,000,000,000 and effective September 11, 1997, .85% on such net assets in excess of $1,500,000,000 computed and accrued daily and payable monthly. For the year ended June 30, 1998, the fee pursuant to the agreement amounted to $15,502,974, which was equivalent to an annualized effective rate of .94% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $2,508,727 charged to the Fund by SSC during the year ended June 30, 1998, of which $201,807 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated $1,195,885, of which $112,140 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $601,315, of which $53,367 is unpaid at June 30, 1998.

The Fund pays each Director not affiliated with the Adviser an annual retainer, divided equally among the series of the Corporation, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1998, Directors' fees and expenses aggregated $64,604.


                            23 - Scudder Global Fund

                                 D. Commitments

As of June 30, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $227,063.

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                               Settlement        (Depreciation)
            Contracts to Deliver                  In Exchange For                 Date               (U.S.$)
      ---------------------------------   ---------------------------------   --------------   --------------------
      ---------------------------------   ---------------------------------   --------------   --------------------
      Deutsche Marks        18,742,507    U.S. Dollars          10,497,063      7/31/98              83,600
      Deutsche Marks        47,325,548    U.S. Dollars          26,435,900      8/17/98             115,053
      Deutsche Marks        31,100,934    U.S. Dollars          17,095,000      8/17/98           (202,273)
      Japanese Yen       6,262,963,580    U.S. Dollars          45,716,397      9/28/98           (223,443)
                                                                                                  --------
                                                                                                  (227,063)
                                                                                                  ========


                               E. Lines of Credit

The Fund and several affiliated funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                            24 - Scudder Global Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Fund, Inc. (the "Fund") at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 12, 1998


                            25 - Scudder Global Fund

                                Tax Information

The Fund paid distributions of $4.38 per share from net long-term capital gains during its year ended June 30, 1998, of which 61.40% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $187,000,000 as capital gains dividends for its year ended June 30, 1998, of which 97% represents 20% rate gains.

The Fund paid foreign taxes of $2,574,387 and earned $15,779,736 of foreign source income during the year ended June 30, 1998. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.05 per share as foreign taxes paid and $.29 per share as income earned from foreign sources for the year ended June 30, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                            26 - Scudder Global Fund

                                    This Page
                                  intentionally
                                   left blank.


                            27 - Scudder Global Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director
and Vice President

William E. Holzer*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer
and Director, Scientific Learning
Center

Nicholas Bratt*
Director

William T. Burgin*
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; Private Equity Investor

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel M. Saltzman*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                            28 - Scudder Global Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                            29 - Scudder Global Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            30 - Scudder Global Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                            31 - Scudder Global Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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